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                                                                 EXHIBIT 10.11



             WITHOUT PREJUDICE - SUBJECT TO THE RECEIVER'S APPROVAL

                                     FORM OF
                             DISTRIBUTION AGREEMENT

MADE AND ENTERED INTO IN
         ON THIS _______ DAY OF _________, 1995

                  BETWEEN

MEPRO EPILADY LTD. (IN RECEIVERSHIP)
A COMPANY INCORPORATED IN AND UNDER
THE LAWS OF THE STATE OF ISRAEL
OF KIBBUTZ HAGOSHRIM, D.N. UPPER GALILEE 12225
ISRAEL
(HEREINAFTER - MEPRO)

                                                             OF THE FIRST PART

                  AND

RADIO SYSTEMS CORPORATION
A COMPANY INCORPORATED IN AND UNDER
THE LAWS OF THE UNITED STATES OF AMERICA
OF 5008 NATIONAL DRIVE
KNOXVILLE, TENNESSEE 37914
(HEREINAFTER - THE DISTRIBUTOR)

                                                             OF THE SECOND PART

WHEREAS MEPRO IS ENGAGED, INTER ALIA, IN THE PRODUCTION AND SALE OF AN ELECTRONIC FLEA COMB SUCH AS FURTHER DESCRIBED IN SCHEDULE "A" TO THIS AGREEMENT (HEREINAFTER - THE "PRODUCTS"); AND

WHEREAS THE DISTRIBUTOR WISHES TO ACT AS MEPRO'S SOLE AND EXCLUSIVE DISTRIBUTOR FOR THE SALE AND MARKETING OF THE PRODUCT IN THE USA, CANADA AND MEXICO (HEREINAFTER - THE "TERRITORY"); AND

WHEREAS THE DISTRIBUTOR DECLARES THAT THERE IS NO LEGAL OR ANY OTHER IMPEDIMENT, PREVENTING IT FROM ENTERING THIS AGREEMENT; AND

WHEREAS MEPRO AGREES TO APPOINT THE DISTRIBUTOR AS ITS SOLE AND EXCLUSIVE DISTRIBUTOR FOR THE SALE AND MARKETING OF THE PRODUCT IN THE TERRITORY ACCORDING TO THE TERMS AND CONDITIONS OF THIS AGREEMENT;

NOW THEREFORE, IT WAS AGREED BETWEEN THE PARTIES AS FOLLOWS:



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1.       PREAMBLE AND ANNEXES

         THE PREAMBLE TO THIS AGREEMENT AND THE SCHEDULES HERETO, AS UPDATED FROM TIME TO TIME BY MUTUAL WRITTEN CONSENT, FORM AN INTEGRAL PART THEREOF.

2.       APPOINTMENT OF DISTRIBUTOR

A) MEPRO HEREBY APPOINTS THE DISTRIBUTOR AND THE DISTRIBUTOR HEREBY AGREES TO ACT AS MEPRO'S SOLE AND EXCLUSIVE DISTRIBUTOR FOR THE SALE OF THE PRODUCT IN THE TERRITORY SOLELY UNDER THE TERMS HEREOF. PROVIDED THE AGREEMENT IS IN FORCE AND EFFECT MEPRO UNDERTAKES NOT TO SELL THE PRODUCT IN THE TERRITORY OTHER THAN THROUGH THE DISTRIBUTOR, AND SHALL USE ITS BEST EFFORTS AND COOPERATE WITH THE DISTRIBUTOR IN PREVENTING ANY LEAKAGE OF THE PRODUCT INTO THE TERRITORY.

B) THE DISTRIBUTOR UNDERTAKES TO TAKE ALL NECESSARY MEASURES TO PREVENT ANY LEAKAGE OF THE PRODUCT FROM THE TERRITORY AND SHALL NOT, DIRECTLY OR INDIRECTLY, KNOWINGLY SELL ANY OF THE PRODUCT TO CUSTOMERS WHO MIGHT GENERATE SAME. THIS PROVISION SHALL SURVIVE THE TERMINATION AND/OR EXPIRATION OF THIS AGREEMENT.

C) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE AGREEMENT AND THE DISTRIBUTORSHIP RIGHTS GRANTED TO THE DISTRIBUTOR HEREUNDER SHALL BE VALID ONLY UNDER THE FOLLOWING SEPARATE AND CUMULATIVE STRICT
         CONDITIONS:

                  i) THE DISTRIBUTOR PLACES, UPON EXECUTION OF THIS AGREEMENT AN INITIAL ORDER (HEREINAFTER - THE INITIAL ORDER) FOR 40,000 PRODUCT UNITS TO BE DELIVERED AS
                           FOLLOWS:

                           20,000 UNITS NOT LATER THAN BY 30/9/96

                           20,000 UNITS NOT LATER THAN BY 31/4/97

                  ii) THE DISTRIBUTOR ISSUES, NOT LATER THAN BY AUG. 25, 96 AN APPROPRIATE LETTER OF CREDIT FOR THE VALUE OF THE FIRST 20,000 UNITS SHIPMENT AS PER 2C(i) ABOVE.

                  iii) THE DISTRIBUTOR ISSUES, NOT LATER THAN BY FEB. 28TH, 97 AN APPROPRIATE LETTER OF CREDIT FOR THE VALUE OF THE SECOND 20,000 UNITS SHIPMENT AS PER 2C(i) ABOVE.

D) IN THE EVENT THE DISTRIBUTOR HAS FAILED TO MEET ITS ANNUAL MINIMUM QUANTITIES UNDERTAKINGS MEPRO WILL BE ENTITLED, IN GOOD FAITH AND TAKING INTO CONSIDERATION THE CURRENT RELEVANT FACTORS AND MARKET CONDITIONS, TO RECONSIDER THE EXCLUSIVE RIGHTS GRANTED TO THE DISTRIBUTOR HERETO. SUCH MEASURES WILL CONSIST MEPRO'S SOLE REMEDY IN THIS RESPECT.

         NOTWITHSTANDING, AFTER DISCONTINUATION OF HIS EXCLUSIVE RIGHTS AS PER ABOVE AND IN ABSENCE OF ANY THIRD PARTY NEW EXCLUSIVE DISTRIBUTOR, THE DISTRIBUTOR WILL BE ENTITLED AT ITS OWN DISCRETION,


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         TO PURSUE ITS PURCHASING OF THE PRODUCT DIRECTLY FROM MEPRO FOR
         NON-EXCLUSIVE SALES, IN THE TERRITORY, IN FULL COMPLIANCE WITH THE MUTUALLY AGREED UPON SURVIVING TERMS OF THE AGREEMENT.

         FIRST CONTRACTUAL PERIOD ENDING DEC. 31ST, 1996:

         A MINIMUM QUANTITY OF NOT LESS THAN 20,000 PRODUCT UNITS (FIRST SHIPMENT OF INITIAL ORDER).

         SECOND SUCCESSIVE TWELVE MONTH CONTRACTUAL PERIOD ENDING DECEMBER 31ST, 97:

         AN ANNUAL CUMULATIVE MINIMUM QUANTITY OF 125,000 UNITS (INCLUDING THE INITIAL ORDER'S SECOND SHIPMENT)

         THIRD SUCCESSIVE TWELVE MONTH CONTRACTUAL PERIOD ENDING DECEMBER 31ST, 98:

         AN ANNUAL CUMULATIVE MINIMUM QUANTITY OF 250,000 UNITS.

         FAILURE TO PURCHASE THE HEREINABOVE SPECIFIED QUANTITIES BY THE DISTRIBUTOR, SHALL ENTITLE MEPRO, AT ITS SOLE DISCRETION, TO DISCONTINUE THE DISTRIBUTOR'S EXCLUSIVE RIGHTS GRANTED HERETO AND THE DISTRIBUTOR SHALL HAVE NO CLAIMS WHATSOEVER AGAINST MEPRO REGARDING THE TERMINATION OF THIS AGREEMENT, AS PER ABOVE, AND/OR NON-RENEWAL THEREOF, INCLUDING ANY CLAIM FOR DAMAGES, LOSS OF PROFIT OR IN RESPECT OF GOODWILL.

3.       SALE OF THE PRODUCT

         A) THE DISTRIBUTOR SHALL, ON A SEMIANNUAL BASIS, PROVIDE MEPRO WITH A FORECAST IN RESPECT OF THE QUANTITIES OF PRODUCTS IT INTENDS TO PURCHASE FROM MEPRO DURING SAID PERIOD.

         B) MEPRO WILL DELIVER THE PRODUCT FOB ISRAELI AIR OR SEA PORT ACCORDING TO THE DISTRIBUTOR'S WRITTEN INSTRUCTIONS.

4.       SALES PROMOTION

         A) THE DISTRIBUTOR SHALL, AT ITS OWN RESPONSIBILITY AND EXPENSES PROMOTE THE SALE OF THE PRODUCT IN THE TERRITORY AND INVEST DURING THE FIRST 12 MONTH CONTRACTUAL PERIOD NOT LESS THAN US$ 300,000 INTO THE DEVELOPMENT AND IMPLEMENTATION OF ITS SALES AND PROMOTION CAMPAIGN.

         B) MEPRO WILL SUPPLY THE DISTRIBUTOR WITH SEVERAL SAMPLES OF ADVERTISING MATERIAL WHICH MEPRO HAS ALREADY PREPARED AND IS AVAILABLE. THE DISTRIBUTOR SHALL, AT ITS SOLE DISCRETION, BE ALLOWED TO MAKE USE OF SAID MATERIAL.

5. FOR AVOIDANCE OF ANY INADVERTENT PRINTING OF INACCURATE INFORMATION FOR WHICH MEPRO MIGHT BE LIABLE, THE LEGAL CONTENT OF ALL ADVERTISING MATERIAL AND/OR ANY PACKAGES, PREPARED BY THE DISTRIBUTOR, WILL BE APPROVED BY MEPRO BEFORE ANY USAGE THEREOF IS




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         MADE. MEPRO UNDERTAKES TO APPROVE SAID MATERIAL WITHIN TWO WORKING DAYS
         AS OF RECEIPT BY MEPRO OR, IN ABSENCE OF SUCH APPROVAL CONSIDER SAME AS HAVING BEEN APPROVED.

         MEPRO SHALL, IN COORDINATION WITH THE DISTRIBUTOR, BE ALLOWED TO MAKE USE OF SAID MATERIAL.

6.       INTELLECTUAL PROPERTY

         A) MEPRO SHALL REMAIN THE SOLE AND EXCLUSIVE PROPRIETOR OF ALL THE INTELLECTUAL PROPERTY OWNED BY IT PRIOR TO THIS AGREEMENT (PATENTS, TRADEMARKS AND TRADE NAMES) AND USED DURING THE MANUFACTURING, ADVERTISING, MARKETING AND/OR ANY OTHER ACTIVITY IN RESPECT OF THE PRODUCT.

                  HOWEVER, ALL ARTWORK, TRADE NAMES AND TRADEMARKS PRODUCED AND REGISTERED BY THE DISTRIBUTOR WILL REMAIN ITS SOLE PROPERTY AFTER THE EXPIRATION AND/OR TERMINATION OF THIS AGREEMENT.

         B) THE DISTRIBUTOR UNDERTAKES TO NOTIFY MEPRO WITHOUT ANY DELAY OF ANY INFRINGEMENT OF THE INTELLECTUAL PROPERTY OR ANY PART THEREOF IN THE TERRITORY WHICH HAS BEEN DISCOVERED BY IT OR BROUGHT TO ITS ATTENTION.

                  MEPRO AT ITS SOLE DISCRETION, SHALL DECIDE IF, WHEN AND IN WHAT MANNER TO DEFEND AND PROTECT AGAINST SAID INFRINGEMENT. HOWEVER, EACH PARTY WILL HAVE THE RIGHT, AT ITS OWN EXPENSE AND BENEFIT, TO COMMENCE ITS OWN LEGAL ACTIVITIES AGAINST THE INFRINGER. SUCH ACTIVITIES WILL BE COORDINATED WITH THE OTHER PARTY WHICH, IN SUCH EVENT, WILL USE ITS BEST EFFORTS TO AFFORD THE CLAIMANT PARTY ANY NECESSARY ASSISTANCE AND/OR INFORMATION.

7.       PRICES

         A) THE FOB PORT OF ORIGIN PRICE OF THE PRODUCT UNIT TO BE SOLD TO THE DISTRIBUTOR, IN BULK (EXCLUDING BATTERIES, PACKAGING, USER MANUAL AND WARRANTY CERTIFICATE) TO THE DISTRIBUTOR SHALL BE US$ 7.50.

         B) ALL PRODUCTS SUPPLIED HEREUNDER SHALL REMAIN MEPRO'S EXCLUSIVE PROPERTY UNTIL MEPRO RECEIVES FULL PAYMENT IN RESPECT THEREOF.

         C) ALL TAXES, IN THE TERRITORY, WHEN IMPOSED, SHALL BE PAID BY THE DISTRIBUTOR IN ADDITION TO THE ABOVE SPECIFIED PRICES.


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8.       FIRM ORDERS AND DELIVERIES

         FIRM ORDERS WILL BE PLACED BY THE DISTRIBUTOR WITH MEPRO NOT LATER THAN 60 (SIXTY) DAYS PRIOR TO EX-FACTORY DELIVERY DATE, AND DELIVERED TO THE DISTRIBUTOR BY MEPRO NOT LATER THAN 30 (THIRTY) DAYS AS OF ISSUANCE OF THE CORRESPONDING L/C.

9.       TERMS OF PAYMENT

         THE DISTRIBUTOR SHALL PAY FOR EACH ORDER OF PRODUCTS BY WAY OF WIRE TRANSFER COVERING THE TOTAL AMOUNT OF THE RESPECTIVE ORDER AND PAYABLE 30 DAYS AS OF SHIPMENT DOCUMENTS DATE.

         IN ORDER TO GUARANTEE TIMELY PAYMENTS THE DISTRIBUTOR SHALL ISSUE AN APPROPRIATE STAND BY LETTER OF CREDIT (LC) IN A FORMAT HEREINATTACHED AS SCHEDULE "D" TO THIS AGREEMENT, FOR THE AMOUNT OF US$ 300,000 TO BE ISSUED, BY A FIRST CLASS BANK ACCEPTABLE TO MEPRO AND IN FAVOR OF MEPRO AND/OR ANY OTHER ENTITY AS INSTRUCTED BY MEPRO ALLOWING IMMEDIATE AND FULL PAYMENT OF ANY DELAYED WIRE TRANSFER AS PER ABOVE.

         ISSUANCE DATE OF THE CORRESPONDING L/C WILL BE AS FOLLOWS:

         a)       ORDERS UP TO 30,000 UNITS:

                  IRREVOCABLE L/C TO BE ISSUED, IN FAVOR OF MEPRO, 30 DAYS PRIOR TO FOB DELIVERY DATE, AND PAYABLE IN FULL 90 DAYS AFTER FOB DELIVERY DATE, AGAINST PRESENTATION OF APPROPRIATE DOCUMENTS.

         b)       ORDERS BETWEEN 30,000 - 50,000 UNITS:

                  IRREVOCABLE L/C/ TO BE ISSUED, IN FAVOR OF MEPRO, 60 DAYS PRIOR TO FOB DELIVERY DATE, AND PAYABLE IN FULL 90 DAYS AFTER FOB DELIVERY DATE, AGAINST PRESENTATION OF APPROPRIATE DOCUMENTS.

         c)       ORDERS EXCEEDING 50,000 UNITS:

                  IRREVOCABLE L/C TO BE ISSUED, IN FAVOR OF MEPRO, 90 DAYS PRIOR TO FOB DELIVERY DATE, AND PAYABLE IN FULL 90 DAYS AFTER FOB DELIVERY DATE, AGAINST PRESENTATION OF APPROPRIATE DOCUMENTS.

10.      OPTIONAL MANUFACTURING OF THE PRODUCT BY A THIRD PARTY

         PROVIDED IT HAD PURCHASED AT LEAST 75,000 PRODUCT UNITS FROM MEPRO, THE DISTRIBUTOR WILL BE ENTITLED, SUBJECT TO THE SOLE AND STRICT PROVISIONS SPECIFIED IN AMENDMENT NO. 1 TO BE ATTACHED TO THIS AGREEMENT, TO HAVE THE PRODUCT MANUFACTURED BY AN AGREED UPON INDEPENDENT THIRD PARTY.

11.      WARRANTY (ONLY FOR PRODUCTS SUPPLIED BY MEPRO)

         11.1 MEPRO HEREBY WARRANTS THAT ALL PRODUCTS MANUFACTURED AND SOLD TO THE DISTRIBUTOR BY MEPRO, AS PER THIS DOCUMENT, SHALL BE FREE FROM ANY MATERIAL OR WORKMANSHIP DEFECTS AND IN FULL



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                  COMPLIANCE WITH ITS QC STANDARDS. SAID WARRANTY SHALL BE VALID
                  FOR A PERIOD OF 18 MONTHS AS OF THE PRODUCTION DATE STAMPED ON THE PRODUCT OR 12 MONTHS FROM THE DATE OF PURCHASE BY THE CONSUMER AS DOCUMENTED BY WARRANTY CARD, WHICHEVER IS THE LATER.

         11.2 AFTER THE LAPSE OF EITHER WARRANTY PERIOD AS PER SECTION 11.1 ABOVE, THE DISTRIBUTOR SHALL, AT ITS OWN RESPONSIBILITY AND EXPENSE ENSURE, AS SPECIFIED IN SECTION 12 HEREUNDER, ADEQUATE AFTER SALES SERVICE.

         11.3 MEPRO SHALL REPLACE, FREE OF CHARGE, ALL DEFECTIVE PRODUCTS (AS DEFINED IN SECTION 11.1 ABOVE) RETURNED BY THE DISTRIBUTOR TO MEPRO SUBJECT TO THE FOLLOWING TERMS:

                  a) THE DEFECTIVE PRODUCTS (MINIMUM 500 UNITS PER SHIPMENT) WILL BE SHIPPED (SUBJECT TO PRIOR COORDINATION WITH MEPRO'S S. & M. DEPT.) F.O.B. KNOXVILLE, TO MEPRO. NOTWITHSTANDING, MEPRO SHALL, AT ITS OWN DISCRETION, BE ENTITLED TO REPLACE THE REPORTED DEFECTIVE PRODUCTS WITHOUT REQUESTING SHIPMENT OF SAME TO MEPRO.

                  b) UPON RECEIPT OF THE DEFECTIVE PRODUCTS SHIPMENT, MEPRO'S COMPETENT PERSONAL WILL INSPECT AND SORT SAME. ALL PRODUCTS COVERED BY THE WARRANTY AS PER
                           SECTION 11.1 ABOVE WILL BE REPLACED FREE OF CHARGE. HOWEVER PRODUCTS THAT WILL BE FOUND TO HAVE BEEN RETURNED FOR OTHER REASONS (DIRT, MISUSE, PHYSICAL DAMAGE, REPAIR BY UNAUTHORISED PERSONNEL, ETC.) WILL BE REPAIRED AGAINST PAYMENT BY THE DISTRIBUTOR FOR PARTS AND LABOUR.

                  c) THE 500 REPLACED/REPAIRED UNITS RETURN SHIPMENT TO THE DISTRIBUTOR WILL BE SENT F.O.B. ISRAEL AND INCLUDE AN ITEMIZED REPORT AND INVOICE WITH REGARD TO THE NUMBER OF REPLACED UNITS AND COSTS ACCRUED AS PER
                           SECTION 11.3(B) ABOVE.

                  d) NOTWITHSTANDING, THE DISTRIBUTOR MAY IN ITS SOLE DISCRETION ELECT TO RECEIVE CREDIT FOR DEFECTIVE PRODUCTS RATHER THAN REPLACEMENT AS PROVIDED FOR IN
                           SECTION 11.3(b) ABOVE.

IN NO EVENT SHALL MEPRO BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL AND/OR INDIRECT DAMAGES.

12.      AFTER SALES SERVICE

         THE DISTRIBUTOR SHALL, AT ITS OWN EXPENSE, ORGANIZE AND KEEP ACTIVE A COMPETENT AFTER SALES SERVICE CENTRE FOR THE PRODUCTS IN THE TERRITORY. SAID CENTRE SHALL PROVIDE SERVICES AS FOLLOWS:

         i) DURING THE WARRANTY PERIOD, AS DEFINED IN SECTION 11 ABOVE, THE DISTRIBUTOR SHALL REPAIR OR REPLACE AT ITS EXPENSE, FREE OF


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                  CHARGE TO THE FINAL CUSTOMER, ANY DEFECTIVE PRODUCT THE DEFECT
                  OF WHICH IS COVERED BY SAID WARRANTY.

         ii) FOLLOWING THE WARRANTY PERIOD, THE DISTRIBUTOR SHALL PROVIDE SERVICE FOR THE PRODUCTS AGAINST PAYMENT BY CUSTOMERS.

         SPARE PARTS FOR SERVICES AS PER (i) AND (ii) ABOVE, SHALL BE PURCHASED FROM MEPRO BY THE DISTRIBUTOR IN ACCORDANCE WITH MEPRO'S SPARE PARTS PRICE LIST SPECIFIED IN SCHEDULE "C" TO THIS AGREEMENT.

13.      PRODUCT LIABILITY

         MEPRO SHALL PROCURE AND KEEP VALID, THROUGH THE TERM OF THIS AGREEMENT, A PRODUCT LIABILITY INSURANCE POLICY COVERING MEPRO'S UNDERTAKINGS AND LIABILITIES HEREUNDER AND PROVIDE THE DISTRIBUTOR WITH A "VENDOR'S ENDORSEMENT", IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SAID POLICY. (HEREINATTACHED AS SCHEDULE "B" TO THIS AGREEMENT).

14.      LICENSES

         THE DISTRIBUTOR SHALL, AT ITS EXPENSE, PROCURE AND KEEP VALID ALL LICENSES, PERMITS AND APPROVALS, REQUIRED BY ANY AUTHORITY IN THE TERRITORY FOR THE PURPOSE OF THE IMPORTATION, MARKETING AND SALE OF THE PRODUCTS IN THE TERRITORY.

15.      NON-COMPETITION

         DURING THE TERM OF THIS AGREEMENT AND FOR A PERIOD OF TWO YEARS FOLLOWING ITS TERMINATION, FOR ANY REASON, THE DISTRIBUTOR SHALL NOT BE ENGAGED, DIRECTLY OR INDIRECTLY, IN THE MANUFACTURE, SALE, PROMOTION IN ANY OTHER COMMERCIAL ACTIVITY IN RESPECT OF ANY ELECTRONIC DEVICE WHICH IS SIMILAR AND/OR CONFUSINGLY SIMILAR TO THE PRODUCT.

         THE DISTRIBUTOR UNDERTAKES THAT THE ABOVE COMMITMENT SHALL APPLY TO ALL OF ITS PARENT AND/OR SISTER AND/OR SUBSIDIARY AND/OR AFFILIATED COMPANIES.

16.      CONFIDENTIALITY

         EACH OF THE PARTIES HERETO SHALL ACT LOYALLY TOWARDS THE OTHER PARTY AND SHALL NOT DIVULGE TO ANY THIRD PARTY ANY INFORMATION WHICH BECOMES AVAILABLE TO IT RESPECTING THE OTHER PARTY'S ACTIVITIES WITHOUT OBTAINING THE LATTER'S PRIOR WRITTEN CONSENT.

17.      NO LEGAL REPRESENTATION

         THE DISTRIBUTOR, ITS AGENTS AND EMPLOYEES, ARE IN NO WAY THE LEGAL REPRESENTATIVES OF MEPRO. THE DISTRIBUTOR HAS NOT RIGHT TO MAKE ANY DECLARATIONS OR ACCEPT ANY COMMITMENTS OR LIABILITY ON BEHALF OF MEPRO.




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18.      ASSIGNABILITY

         MEPRO AND THE DISTRIBUTOR SHALL NOT ASSIGN ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER TO ANY OTHER PERSON OR ENTITY, WITHOUT THE OTHER PARTY'S PRIOR WRITTEN CONSENT.

19.      DURATION

         THIS AGREEMENT SHALL BE VALID, SUBJECT TO THE PARTIES FULL COMPLIANCE WITH THEIR UNDERTAKINGS UNDER THIS AGREEMENT, FOR A PERIOD STARTING AS OF DATE OF EXECUTION THEREOF AND ENDING DECEMBER 31ST, 98.

         SUBJECT TO THE DISTRIBUTOR'S FULL COMPLIANCE WITH ITS SEPARATE AND CUMULATIVE UNDERTAKINGS AS SPECIFIED IN THIS AGREEMENT, AND TO ITS UNDERTAKING TO CONTINUE TO PURCHASE A MINIMUM ANNUAL QUANTITY OF 250,000 UNITS, THIS AGREEMENT WILL AUTOMATICALLY BE ANNUALLY EXTENDED FOR FIVE CONSECUTIVE SEPARATE 13 MONTHS PERIODS.

20.      TERMINATION

         A) IN THE EVENT ONE OF THE PARTIES HAS NOT FULFILLED ANY OF ITS SEPARATE OR CUMULATIVE UNDERTAKINGS AS SPECIFIED IN THIS AGREEMENT AND HAS NOT CURED SAID BREACH (EXCLUDING THE NONCURABLE CONDITIONS SPECIFIED IN SECTION 2(C) HEREINABOVE) WITHIN THIRTY DAYS AS OF THE OTHER PARTY'S FIRST WRITTEN DEMAND TO DO SO, THEN THE OTHER PARTY SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT BY A THIRTY DAYS IN ADVANCE WRITTEN NOTICE.

         B) MEPRO WILL B ENTITLED TO TERMINATE THIS AGREEMENT FOLLOWING THE ISSUANCE OF A WARRANT BY THE DISTRICT COURT OF HAIFA SUPERVISING THE RECEIVERSHIP ORDERING MEPRO TO CEASE ALL ITS BUSINESS IN REGARD TO THE PRODUCT/S IN THE TERRITORY OR IN GENERAL.

         C) UPON EXPIRATION OF THE ORIGINAL TERM, OR ANY MUTUALLY AGREED UPON EXTENSION PERIOD, OR A MUTUALLY AGREED UPON EARLIER TERMINATION OF THIS AGREEMENT, THE PARTIES HERETO SHALL HAVE NO RIGHT OF ANY CLAIM WHATSOEVER AGAINST THE OTHER PARTY REGARDING TERMINATION OF THIS AGREEMENT, AS PER ABOVE, AND/OR NON-RENEWAL THEREOF, INCLUDING ANY CLAIM FOR DAMAGES, LOSS OF PROFIT OR IN RESPECT OF GOODWILL.

         D) SIXTY DAYS AS OF TERMINATION OF THIS AGREEMENT, PROVIDED MEPRO HAS NOT COMMITTED ITSELF TO PURCHASE FROM THE DISTRIBUTOR THE LATTER'S STOCK OF PRODUCTS OR ANY PART THEREOF, THE DISTRIBUTOR SHALL BE FREE TO SELL SAID STOCK IN THE ORDINARY COURSE OF BUSINESS, SUBJECT TO CLAUSE 2(B), BUT SHALL NOT BE PERMITTED TO SELL PART OF ALL SUCH INVENTORY TO ANY THIRD PARTY AT PRICES BELOW THE ACTUAL CURRENT MARKET PRICE.


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21.      VARIATION OF AGREEMENT

         THIS AGREEMENT CONTAINS THE ENTIRE AND ONLY AGREEMENT BETWEEN THE PARTIES AND IT SHALL NOT BE CHANGED EXCEPT WITH THE WRITTEN CONSENT OF BOTH PARTIES.

         THIS AGREEMENT SUPERSEDES ANY OTHER AGREEMENT BETWEEN THE PARTIES, WHETHER ORAL OR IN A WRITTEN FORM.

22.      PROPER LAW AND JURISDICTION

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF ISRAEL AND THE PARTIES AGREE THAT THE COURTS OF ISRAEL SHALL HAVE JURISDICTION IN RESPECT OF ANY DISPUTE, SUIT ACTION, ARBITRATION OR PROCEEDINGS WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

         NOTWITHSTANDING THE ABOVE, MEPRO WILL HAVE THE RIGHT TO INITIATE PROCEEDINGS IN THE TERRITORY. IN THAT EVENT, THE LAW OF THE TERRITORY AND THE JURISDICTION OF ITS COURTS SHALL APPLY.

23.      RECEIVERSHIP


         A) THE DISTRIBUTOR IS AWARE THAT MEPRO IS UNDERGOING RECEIVERSHIP PROCEEDINGS IN THE HAIFA DISTRICT COURT AND THAT THIS AGREEMENT AND ITS CONTINUING EXECUTION IS SUBJECT TO COURT APPROVAL.

         B) WITHOUT DEROGATING FROM THE DISTRIBUTOR'S RIGHTS AS SPECIFIED IN THIS AGREEMENT, THE RECEIVER OF MEPRO WILL APPROVE THE SIGNING OF THIS AGREEMENT ON BEHALF OF MEPRO ONLY AFTER THE COURT'S APPROVAL, IN HIS CAPACITY AS RECEIVER AND WITHOUT UNDERTAKING ANY PERSONAL RESPONSIBILITY.

24.      NOTICES

         ANY NOTICE REQUIRED TO BE GIVEN HEREUNDER, SHALL BE SUFFICIENTLY GIVEN IF FORWARDED BY REGISTERED POST, CABLE, TELEX OR TELEFAX TO THE REGISTERED OFFICE OF THE PARTY TO WHOM THE SAME IS ADDRESSED. EVERY NOTICE SHALL BE DEEMED TO HAVE BEEN RECEIVED AND GIVEN AT THE TIME WHEN, IN THE ORDINARY COURSE OF BUSINESS, IT SHALL HAVE BEEN DELIVERED AT THE ADDRESS TO WHICH IT WAS SENT.

IN WITNESS WHEREOF, THE PARTIES HAVE HEREUNTO SET THEIR HAND AND SEAL AT THE PLACE AND ON THE DATE HEREINABOVE FIRST ABOVE MENTIONED.

-------------------------                    ---------------------------------
FOR:  MEPRO                                  FOR:  RADIO SYSTEMS
BY:  MOTY LAPID - C.E.O.                     BY:  RANDY BOYD - PRESIDENT


                    SCHEDULES: "A" - PRODUCT SPECIFICATIONS.
                           "B" - VENDOR'S ENDORSEMENT.
                           "C" - SPARE PARTS PRICE LIST.
                           "D" - STAND BY L/C FORMAT.



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                            DRAFT - WITHOUT PREJUDICE

        AMENDMENT NO. 1 TO THE MEPRO-RADIO SYSTEMS DISTRIBUTION AGREEMENT

THE FOLLOWING AMENDMENT IS INTENDED TO SET FORTH THE TERMS AND PROVISIONS UNDER WHICH THE DISTRIBUTOR SHALL BE ENTITLED TO ORDER PRODUCT UNITS FROM A MANUFACTURER OTHER THAN MEPRO. THIS AMENDMENT CONSTITUTES AN INTEGRAL PART OF THE INITIAL DISTRIBUTION AGREEMENT AND IS SUBJECT TO ALL THE PERTINENT PROVISIONS CONTAINED THEREOF.

WHEREAS MEPRO IS THE SOLE AND EXCLUSIVE OWNER OF THE PATENT AND TRADE MARK RIGHTS EXPLOITED AND EXERCISED IN THE PRODUCTION AND SALE OF THE PRODUCT; AND

WHEREAS THE DISTRIBUTOR DESIRES TO HAVE THE PRODUCT MANUFACTURED OUTSIDE THE TERRITORY (HEREINAFTER-THE IMPORTED PRODUCT) FOR THE SOLE AND ABSOLUTE PURPOSE OF ITS IMPORTATION INTO, AND DISTRIBUTION WITHIN, THE TERRITORY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS AMENDMENT; AND

WHEREAS MEPRO AGREES TO GRANT TO THE DISTRIBUTOR DISTRIBUTION RIGHTS IN RESPECT OF THE SALE AND MARKETING OF THE IMPORTED PRODUCTS IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE INITIAL DISTRIBUTION AGREEMENT;

NOW THEREFORE, IT WAS AGREED BETWEEN THE PARTIES AS FOLLOWS

1.       PREAMBLE AND ANNEXES

         THE PREAMBLE TO THIS AMENDMENT AND THE SCHEDULES HERETO, AS UPDATED FROM TIME TO TIME BY MUTUAL WRITTEN CONSENT, FORM AN INTEGRAL PART THEREOF.

2.       MANUFACTURING AND DISTRIBUTION RIGHTS

         A) PROVIDED THE DISTRIBUTOR HAS PURCHASED AT LEAST 75,000 PRODUCT UNITS FROM MEPRO AND SUBJECT TO MEPRO'S PRIOR APPROVAL OF THE SELECTED MANUFACTURER, MEPRO WILL, JOINTLY WITH THE DISTRIBUTOR SIGN WITH SAID MANUFACTURER, A TRIPARTITE MANUFACTURING AGREEMENT SETTING FORTH THE TERMS UNDER WHICH THE MANUFACTURER WILL BE GRANTED THE PRODUCT'S MANUFACTURING RIGHTS.

                  SAID TRIPARTITE AGREEMENT WILL BE ATTACHED HERETO AS ANNEX "A" TO THIS AMENDMENT, FORM AN INTEGRAL PART THEREOF AND CONSTITUTE A STRICT PRECONDITION TO THE VALIDITY AND ENTRANCE INTO EFFECT OF THIS AMENDMENT.

         B) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AMENDMENT THE AMENDMENT AND THE RIGHTS GRANTED TO THE DISTRIBUTOR HEREUNDER SHALL BE VALID ONLY UNDER AND SUBJECT TO THE FOLLOWING CUMULATIVE CONDITIONS:


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                  i)       ORDERS FROM THE MANUFACTURER

                           MEPRO SHALL BE COADRESSED TO ALL THE CORRESPONDENCE AND RECEIVE COPIES OF ALL THE DOCUMENTS PERTAINING TO THE QUANTITY OF PRODUCTS ORDERED BY THE DISTRIBUTOR FROM THE MANUFACTURER.

                  ii)      ROYALTIES

                           IN RETURN FOR THE ABOVE MANUFACTURING RIGHTS, THE DISTRIBUTOR SHALL PAY TO MEPRO ROYALTIES PER EACH SUCH ORDERED MANUFACTURED PRODUCT UNIT AS HEREUNDER
                           SPECIFIED:

                           UP TO 100,000 UNITS:                    US$ 2.50 P/U

                           ANY QUANTITY EXCEEDING 100,000 UNITS:   US$ 2.00 P/U

                           THE TERMS AND MEANS OF PAYMENT OF SAID ROYALTIES WILL BE CONCLUDED BETWEEN THE PARTIES AND ATTACHED AS SCHEDULE "A" TO THIS AMENDMENT.

                           IN ORDER TO GUARANTEE THE TIMELY PAYMENT OF THE ROYALTIES AND THE FULFILLMENT OF ALL ITS OTHER HEREINCONTAINED UNDERTAKINGS, THE DISTRIBUTOR WILL ISSUE AND DEPOSIT WITH MEPRO, AN IRREVOCABLE REVOLVING BANK GUARANTEE IN MEPRO'S FAVOR, FOR THE AMOUNT OF US$ 125,000. SAID BANK GUARANTEE WILL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT FOR ANY REASON, BY A PERIOD OF SIX MONTHS.

                           MEPRO UNDERTAKES TO PROVIDE THE DISTRIBUTOR WITH A TEN DAYS IN ADVANCE WRITTEN NOTICE OF ANY DRAW TO BE MADE AGAINST THE GUARANTEE.

3.       PRODUCTION AND ORDERS

         NOTWITHSTANDING AND IN ADDITION TO THE FOREGOING, THE DISTRIBUTOR'S HEREIN GRANTED RIGHTS SHALL BE VALID AND IN EFFECT SUBJECT TO ITS FULFILLMENT OF THE FOLLOWING UNDERTAKINGS:

         A) THE DISTRIBUTOR SHALL BE ENTITLED TO EXERCISE ITS GRANTED MANUFACTURING RIGHTS BY WAY OF ONE OR A COMBINATION OF BOTH THE FOLLOWING OPTIONS:

                  (i) THE DISTRIBUTOR WILL ORDER, EXCLUSIVELY FROM MEPRO, AT COST PRICE (FOB) ALL THE PRODUCTS, PLASTIC PARTS AND COMBING UNITS, TO BE ASSEMBLED BY THE MANUFACTURER AND DISTRIBUTED BY THE DISTRIBUTOR IN COMPLIANCE WITH THE TERMS OF THE INITIAL AGREEMENT.

                  (ii) THE DISTRIBUTOR WILL ORDER THE PRODUCT, IN WHOLE, FROM THE MANUFACTURER.



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

         B) SUBJECT TO PRIOR COORDINATION WITH THE MANUFACTURER'S PRODUCTION CAPACITY, MEPRO WILL BE ENTITLED TO ORDER ANY QUANTITY OF ROYALTY FREE PRODUCTS, AT THE SAME PAYMENT TERMS AND NET PRICE PAID BY RSC TO THE MANUFACTURER.

         C) THE DISTRIBUTOR SHALL, UNDER NO CIRCUMSTANCES WHATSOEVER, ORDER, DIRECTLY AND/OR INDIRECTLY ANY PRODUCT UNITS AND/OR PARTS OTHER THAN AS SPECIFIED IN SECTION 3(A) ABOVE.

4.       SALES AND INVENTORY REPORTS

         THE DISTRIBUTOR SHALL, WITHIN TEN DAYS FROM THE END OF EACH TWO MONTH PERIOD, SUBMIT TO MEPRO A GENERAL ITEMIZED SALES AND INVENTORY REPORT SPECIFYING THE TOTAL IMPORTED PRODUCTS SALES EXECUTED IN EACH OF THE COUNTRIES IN THE TERRITORY DURING THE PERIOD IN QUESTION.

         IN ORDER TO ASCERTAIN THE CORRELATION BETWEEN PRODUCTION AND SALES, MEPRO SHALL BE ENTITLED, THROUGH T C.P.A. FIRM, ACCEPTABLE TO THE DISTRIBUTOR, WHOSE ACCEPTANCE WILL NOT BE UNREASONABLY WITHHELD, TO CONDUCT QUARTERLY INSPECTIONS OF ALL RELEVANT RECORDS.

         SUCH INSPECTIONS WILL BE COORDINATED WITH THE DISTRIBUTOR SEVEN DAYS IN ADVANCE, AND NONE OF THE INFORMATION OBTAINED DURING SUCH INSPECTION AND CONSIDERED CONFIDENTIAL BY THE DISTRIBUTOR, EXCEPT FOR THE RESULTS THEREOF, WILL BE DISCLOSED TO MEPRO BY THE C.P.A.

         ANY OUTSTANDING PAYMENT IN FAVOR OF ONE OF THE PARTIES REVEALED BY THE AUDIT WILL BE SETTLED WITHIN THIRTY DAYS FROM THE AUDIT'S INSPECTION REPORT DATE.

         THIS PROVISION SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS AGREEMENT TO THE FULL EXTENT NECESSARY FOR THE PROTECTION OF THE PARTIES' RIGHTS HERETO.

5.       INTELLECTUAL PROPERTY

         MEPRO SHALL REMAIN THE SOLE AND EXCLUSIVE PROPRIETOR OF ALL THE INTELLECTUAL PROPERTY RIGHTS (PATENTS, TRADEMARKS AND TRADE NAMES) WHICH ARE TO BE USED DURING THE MANUFACTURING OF THE PRODUCT.

6.       PRODUCT'S GUARANTEE

         THE DISTRIBUTOR SHALL, AT ITS SOLE AND ABSOLUTE RESPONSIBILITY, ENSURE THAT THE MANUFACTURER WILL FULFILL ITS CONTRACTUAL UNDERTAKINGS IN RESPECT OF THE QUALITY CONTROL STANDARDS TO BE EXERCISED BY IT IN CONNECTION WITH THE PRODUCT.

         MEPRO WILL BE ENTITLED, IN ACCORDANCE WITH THE MANUFACTURING AGREEMENT, TO RECEIVE FOR ITS Q.C. INSPECTION, SAMPLES OF THE MANUFACTURED PRODUCTS AS PROVIDED FOR BY THE STANDARD Q.C. REGULATIONS.



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

         HOWEVER, ALL THE DISTRIBUTOR'S CLAIMS IN THIS RESPECT WILL BE DIRECTLY LODGED WITH THE MANUFACTURER AND MEPRO SHALL, UNDER NO CIRCUMSTANCES, BE LIABLE FOR ANY SUCH CLAIMS.


-----------------------------------           ---------------------------------
FOR:  MEPRO                                   FOR:  RADIO SYSTEMS
BY:  MOTY LAPID                               BY:  RANDY BOYD


















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